Exhibit 99.1

Contact:	Adam N. Satterfield
Senior Vice President, Finance and Chief Financial Officer
(336) 822-5721

OLD DOMINION FREIGHT LINE ANNOUNCES
CHIEF EXECUTIVE OFFICER TRANSITION

Kevin M. (“Marty”) Freeman to Succeed Greg C. Gantt
as President and CEO

THOMASVILLE, N.C. – (January 31, 2023) – Old Dominion Freight Line, Inc. (Nasdaq: ODFL) today announced that effective July 1, 2023, its Board of Directors has elected Kevin M. (“Marty”) Freeman to succeed Greg C. Gantt as the Company’s President and Chief Executive Officer. Mr. Gantt will retire from the Company effective June 30, 2023, but expects to remain a member of the Company’s Board of Directors. Mr. Freeman, who has served as the Company’s Executive Vice President and Chief Operating Officer since May 2018, joined the Company in February 1992 and has assumed ever-increasing roles and responsibilities over the past 30 years.

David S. Congdon, the Company’s Executive Chairman of the Board, said, “On behalf of our Board of Directors and the entire Company, I want to thank Greg for his leadership and his numerous contributions and accomplishments at Old Dominion. Greg has been a visionary leader and a steward of the Company’s unique culture. He was also directly responsible for developing our best-in-class service offering, where every employee is focused on providing our customers with superior service at a fair price. This value proposition has supported our ability to win market share for many years, and we believe our continued focus on this core principle will support our ongoing ability to grow. I am excited about Greg’s opportunity to continue to serve on our Board of Directors and look forward to his continued contributions to Old Dominion’s success.”

Mr. Gantt stated, “It has been a privilege to serve Old Dominion as President and Chief Executive Officer, and I am pleased that the Board has elected Marty to succeed me upon my retirement. Marty and I have worked closely together for most of my career, and he is an exceptional leader and champion of Old Dominion. This change in leadership was part of our long-term succession plan, which has supported our ability to develop leaders from within our organization and prepare them to lead the Company into the future. We have an outstanding team at Old Dominion, and I am confident that Marty and his team will continue to execute on our proven long-term strategic plan and take the Company to new heights. I look forward to watching Old Dominion continue to lead the LTL industry.”

Mr. Freeman said, “I am honored and excited to serve as Old Dominion’s next President and Chief Executive Officer. I thank Greg for his outstanding leadership, as well as David and the rest of the Board for their confidence, guidance and support. We have an outstanding team at Old Dominion, and I am energized to work alongside them to chart our path forward for the benefit of our employees, customers, and shareholders. I will work tirelessly with our team to execute our long-term strategic plan, and I am confident that we can continue to build on the Company’s long-term record of successful growth.”

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ODFL Announces Planned CEO Transition

January 31, 2023

Forward-looking statements in this news release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution the reader that such forward-looking statements involve risks and uncertainties that could cause actual events and results to be materially different from those expressed or implied herein, including, but not limited to, the following: (1) the challenges associated with executing our growth strategy, and developing, marketing and consistently delivering high-quality services that meet customer expectations; (2) various risks related to health epidemics, pandemics and similar outbreaks; (3) changes in our relationships with significant customers; (4) our exposure to claims related to cargo loss and damage, property damage, personal injury, workers’ compensation and healthcare, increased self-insured retention or deductible levels or premiums for excess coverage, and claims in excess of insured coverage levels; (5) the availability and cost of equipment and parts, including regulatory changes and supply constraints that could impact the cost of these assets; (6) increased costs, beyond what we may be able to recover through price increases, including as a result of inflation; (7) the availability and cost of suitable real estate; (8) the availability and cost of third-party transportation used to supplement our workforce and equipment needs; (9) the availability and price of diesel fuel and our ability to collect fuel surcharges, as well as the effectiveness of those fuel surcharges in mitigating the impact of fluctuating prices for diesel fuel and other petroleum-based products; (10) seasonal trends in the less-than-truckload (“LTL”) industry, including harsh weather conditions and disasters; (11) the availability and cost of capital for our significant ongoing cash requirements; (12) decreases in demand for, and the value of, used equipment; (13) our ability to successfully consummate and integrate acquisitions; (14) the costs and potential liabilities related to our international business relationships; (15) the costs and potential adverse impact of compliance with anti-terrorism measures on our business; (16) the competitive environment with respect to our industry, including pricing pressures; (17) various economic factors such as recessions, inflation, downturns in the economy, global uncertainty and instability, changes in international trade policies, changes in U.S. social, political, and regulatory conditions or a disruption of financial markets, which may decrease demand for our services or increase our costs; (18) the negative impact of any unionization, or the passage of legislation or regulations that could facilitate unionization, of our employees; (19) increases in the cost of employee compensation and benefit packages used to address general labor market challenges and to attract or retain qualified employees, including drivers and maintenance technicians; (20) our ability to retain our key employees and continue to effectively execute our succession plan; (21) potential costs and liabilities associated with cyber incidents and other risks with respect to our information technology systems or those of our third-party service providers, including system failure, security breach, disruption by malware or ransomware or other damage; (22) the failure to adapt to new technologies implemented by our competitors in the LTL and transportation industry, which could negatively affect our ability to compete; (23) the failure to keep pace with developments in technology, any disruption to our technology infrastructure, or failures of essential services upon which our technology platforms rely, which could cause us to incur costs or result in a loss of business; (24) disruption in the operational and technical services (including software as a service) provided to us by third parties, which could result in operational delays and/or increased costs; (25) the Compliance, Safety, Accountability initiative of the Federal Motor Carrier Safety Administration (“FMCSA”), which could adversely impact our ability to hire qualified drivers, meet our growth projections and maintain our customer relationships; (26) the costs and potential adverse impact of compliance with, or violations of, current and future rules issued by the Department of Transportation, the FMCSA and other regulatory agencies; (27) the costs and potential liabilities related to compliance with, or violations of, existing or future governmental laws and regulations, including environmental laws; (28) the effects of legal, regulatory or market responses to climate change concerns; (29) the increase in costs associated with healthcare legislation and other mandated benefits; (30) the costs and potential liabilities related to legal proceedings and claims, governmental inquiries, notices and investigations; (31) the impact of changes in tax laws, rates, guidance and interpretations; (32) the concentration of our stock ownership with the Congdon family; (33) the ability or the failure to declare future cash dividends; (34) fluctuations in the amount and frequency of our stock repurchases; (35) volatility in the market value of our common stock; (36) the impact of certain provisions in our articles of incorporation, bylaws, and Virginia law that could discourage, delay or prevent a change in control of us or a change in our management; and (37) other risks and uncertainties described in our most recent Annual Report on Form 10-K and other filings with the SEC. Our forward-looking statements are based upon our beliefs and assumptions using information available at the time the statements are made. We caution the reader not to place undue reliance on our forward-looking statements as (i) these statements are neither a prediction nor a guarantee of future events or circumstances and (ii) the assumptions, beliefs, expectations and projections about future events may differ materially from actual results. We undertake no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law.

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ODFL Announces Planned CEO Transition

January 31, 2023

Old Dominion Freight Line, Inc. is one of the largest North American LTL motor carriers and provides regional, inter-regional and national LTL services through a single integrated, union-free organization. Our service offerings, which include expedited transportation, are provided through an expansive network of service centers located throughout the continental United States. The Company also maintains strategic alliances with other carriers to provide LTL services throughout North America. In addition to its core LTL services, the Company offers a range of value-added services including container drayage, truckload brokerage and supply chain consulting.

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